SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 5, 2006

PREMIERE GLOBAL SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

001-13577	59-3074176

(Commission File Number)	(IRS Employer Identification No.)

3399 Peachtree Road, NE, Suite 700, Atlanta, Georgia 30326

(Address of Principal Executive Offices)	(Zip Code)

404-262-8400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01           Entry into a Material Definitive Agreement

     Restricted Stock Grants. On May 5, 2006, the Compensation Committee of the Board of Directors of Premiere Global Services, Inc. (the “Company”) approved restricted stock grants to Jeffrey A. Allred, President and Chief Operating Officer of the Company, Theodore P. Schrafft, President of the Company’s Conferencing & Collaboration business unit, and T. Lee Provow, President of the Company’s Data Communications business unit.

     Mr. Allred was granted 60,000 shares of restricted stock which vest in three equal quarterly installments of 20,000 shares each beginning on June 30, 2006, provided that Mr. Allred is still employed by the Company or any of its affiliates at each vesting date. In the event of the termination of Mr. Allred’s employment by reason of his death or “disability” or upon a “change in control” of the Company (as such terms are defined in his employment agreement), the vesting of such restricted stock will accelerate in full. In addition, the next tranche of such restricted stock will vest in the event of the termination of Mr. Allred’s employment by the Company without “cause” or by Mr. Allred for “good reason” (as such terms are defined in his employment agreement).

     Mr. Schrafft and Mr. Provow were granted 240,000 and 180,000 shares of restricted stock, respectively, which vest in 16 equal quarterly installments of 15,000 shares and 11,250 shares, respectively, beginning on June 30, 2006, provided that the executive is still employed by the Company or any of its affiliates at each vesting date. In the event of the termination of Mr. Schrafft’s or Mr. Provow’s employment by reason of their death or disability or upon a “change in control” of the Company (as such term is defined in their respective employment agreements), the vesting of such restricted stock will accelerate in full. In addition, the next tranche of such restricted stock will vest in the event of the termination of Mr. Schrafft’s or Mr. Provow’s employment by the Company’s Conferencing & Collaboration or Data Communications business unit, respectively, without “cause” (as such term is defined in their respective employment agreements).

     Copies of the restricted stock agreements under which the Company has made such grants to Messrs. Allred, Schrafft and Provow are included as Exhibits 10.1 through 10.3, respectively, to this Current Report.

Item 9.01.           Financial Statements and Exhibits

          (d) Exhibits

Exhibit No.	Description

10.1	Restricted Stock Agreement by and between Jeffrey A. Allred and the
Registrant dated May 5, 2006 under the Premiere Global Services, Inc. 1995
Stock Plan.

10.2	Restricted Stock Agreement by and between Theodore P. Schrafft and the
Registrant dated May 5, 2006 under the Premiere Global Services, Inc. 1995
Stock Plan.

10.3	Restricted Stock Agreement by and between T. Lee Provow and the Registrant dated May 5, 2006 under the Premiere Global Services, Inc. 1995 Stock Plan.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIERE GLOBAL SERVICES, INC.

Date:	May 10, 2006	By:	/s/ L. Scott Askins

L. Scott Askins
Senior Vice President – Legal, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Restricted Stock Agreement by and between Jeffrey A. Allred and the
Registrant dated May 5, 2006 under the Premiere Global Services, Inc. 1995
Stock Plan.

10.2	Restricted Stock Agreement by and between Theodore P. Schrafft and the
Registrant dated May 5, 2006 under the Premiere Global Services, Inc. 1995
Stock Plan.

10.3	Restricted Stock Agreement by and between T. Lee Provow and the Registrant dated May 5, 2006 under the Premiere Global Services, Inc. 1995 Stock Plan.